                                                                     EXHIBIT 4.1

                                                               CUSIP 461850 10 9

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


         NUMBER                                                                                                             [SHARES]
         [3326]                                            INVISA, INC.

                                                           COMMON STOCK
                                                         PAR VALUE: $.001




THIS CERTIFIES THAT

                    SPECIMEN.........................SPECIMEN...............................SPECIMEN...............................




IS THE RECORD HOLDER OF


                                              -- Shares of Invisa, Inc. Common Stock --


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/                                                                                 /s/
--------------------------------------------------                                  -----------------------------------------------
                                         SECRETARY                                                                        PRESIDENT


                                                            INVISA, INC.
                                                             CORPORATE
                                                                SEAL
                                                               NEVADA


             Countersigned & Registered:
                LIBERTY TRANSFER CO.
          Box 558, Huntington, NY 11743-0558

By:                    VOID
   ------------------------------------------------
                Authorized Signature

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NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list


For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________


                                     Signature:

                                     _______________________________________
                                     Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

                        CURRENT TRANSFER FEE APPLICABLE